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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      June 14, 2004

                         Kewaunee Scientific Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                       0-5286                 38-0715562
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(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)            Identification No.)

2700 West Front Street
Statesville, North Carolina                                       28677
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code     704-873-7202

                                       N/A
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          (Former name or former address if changed since last report)

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Item 7.           Financial Statements and Exhibits

(c)               Exhibits.

Exhibit No.       Subject Matter

99.1 Press Release dated June 14, 2004, of Kewaunee Scientific Corporation, announcing its fourth quarter and fiscal year-end earnings.
Item 12.          Results of Operations and Financial Condition.

                  On June 14, 2004 Kewaunee Scientific Corporation (the "Company") issued a Press Release announcing its fourth quarter and year-end earnings. The Press Release is incorporated herein by reference, and is included as Exhibit
                  99.1 to this Current Report on Form 8-K.

                  This  information  shall not be deemed "filed" for purposes of
                  Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

                  Exhibit 99.1 to this report contains information regarding certain non-recurring items incurred by the Company. For comparative purposes, following the disclosure of certain financial measures in Exhibit 99.1 that include the applicable non-recurring items, the Company has reported the impact on net earnings resulting from the non-recurring items, which additional information constituting a "non-GAAP financial measure" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The Company has included this additional information because it believes that the disclosure of such information facilitates the comparison of the Company's current results of operations to prior periods.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   (Registrant)
                                           Kewaunee Scientific Corporation

Date: June 14, 2004                    By: /s/ D. Michael Parker
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                                           Senior Senior Vice President, Finance
                                           Chief Financial Officer


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